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Exhibit 32.1


          Certification of Chief Executive Officer pursuant to Sec. 906

In connection with the Quarterly Report of Debt Resolve, Inc.(the "Company") on Form 10-QSB for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James D. Burchetta, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2005                    /s/ JAMES D. BURCHETTA
                                      -----------------------
                                      James D. Burchetta
                                      Chief Executive Officer


          Certification of Chief Financial Officer pursuant to Sec. 906

In connection with the Quarterly Report of Debt Resolve, Inc.(the "Company") on Form 10-QSB for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Katherine A. Dering, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2005                    /s/ Katherine A. Dering
                                      -----------------------
                                      Katherine A. Dering
                                      Chief Financial Officer